Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions

16.  RELATED PARTY TRANSACTIONS

We paid approximately $0.02 million and $0.03 million in 2019 and 2018, respectively, for patent-related legal services to SKGF, of which Robert Sterne, one of our directors since September 2006, is a partner.  In addition, we paid approximately $0.06 million in 2018 for principal and interest on the SKGF Note (refer to “Note Payable to a Related Party” included Note 9).  No payments were made in 2019 on the SKGF Note.  The SKGF Note has an outstanding balance, including accrued interest, of approximately $0.9 million at December 31, 2019.

On September 10, 2018, we sold an aggregate of $0.4 million in promissory notes, convertible into shares of our common stock at a fixed conversion price of $0.40 to related parties on the same terms as other convertible notes sold in the same transaction (refer to “Convertible Notes” included in Note 9).  Jeffrey Parker, our chief executive officer and chairman of the Board, and Paul Rosenbaum and Lewis Titterton, two of our non-employee directors, each purchased a convertible note with a face value of $0.1 million.  In addition, Stacie Wilf, sister to Jeffrey Parker,  purchased a convertible note with a face value of $0.1 million.

On March 26, 2018, three of our directors purchased an aggregate of 0.2 million shares of our common stock in an unregistered sale of equity securities at a purchase price of $0.83 per share, which represented the closing bid price of our common stock on the purchase date.  (see Note 13).